UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2010

COMMSCOPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12929	36-4135495
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1110 CommScope Place, SE

Hickory, North Carolina 28602

(Address of principal executive offices)

Registrant’s telephone number, including area code: (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 27, 2010, CommScope, Inc. (the “Company”) issued a press release relating to its financial results for the third quarter of 2010. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, pursuant to Item 2.02 of this Current Report on Form 8-K.

Item 8.01.	Other Events.

On October 27, 2010 the Company issued a press release, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	CommScope, Inc. press release, dated October 27, 2010

99.2	CommScope, Inc. press release, dated October 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Date: October 27, 2010

COMMSCOPE, INC.

By:	/s/ Jearld L. Leonhardt
Name: Jearld L. Leonhardt
Title: Executive Vice President and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	CommScope, Inc. press release, dated October 27, 2010

99.2	CommScope, Inc. press release, dated October 27, 2010